UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014 (July 28, 2014)

VIROPRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-06718	13-3124057
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2151 O'Toole Avenue, Suite 50, San Jose, CA 95131

 (Address of Principal Executive Offices) (Zip Code)

 650-300-5190

Registrant’s telephone number, including area code

794 Lexington Avenue, Suite 3R, New York, NY 10065

 (Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events .

On July 28, 2014 the registrant ("Viropro") sent a letter to shareholders discussing the status of the company following the election by written consent of the Viropro shareholders dated March 27, 2014 of a new Board of Directors, in which Cynthia Ekberg Tsai and Richard Serbin, whose terms as directors had expired, were replaced effective February 27, 2014 by Bruce A. Cohen, Kenneth A. Sorensen and Michelle L. E. Peake, as ordered by the New York State Supreme Court in a case styled Spring Hill Bioventures SDN BHD, derivatively and on behalf of Viropro, Inc., v. Cynthia Ekberg Tsai and Richard Serbin (Index No. 654167/2013).

A copy of the letter to the Viropro shareholders is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

99.1  Letter to the Viropro shareholders dated July 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2014	Viropro, Inc.

	By:	/s/Bruce A. Cohen
Bruce A. Cohen
Chairman of the Board